2Q23 EARNINGS PRESENTATION

RGA 50 YEARS

Reinsurance Group of America, Incorporated

August 3, 2023

Safe Harbor

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of Reinsurance Group of America, Incorporated (the "Company"). Forward-looking statements often contain words and phrases such as "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "if," "intend," "likely," "may," "plan," "potential," "pro forma," "project," "should," "will," "would," and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality (whether related to COVID-19 or otherwise), morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration or regulatory investigations or actions, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company's filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future, except as required under applicable securities law. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, as may be supplemented by Item 1A - "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC.

Use of Non-GAAP Financial Measures

Reinsurance Group of America, Incorporated (the "Company") discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company's results of operations, financial statements and the underlying profitability drivers and trends of the Company's businesses by excluding specified items which may not be indicative of the Company's ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company's financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company's non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1. **Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share**. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. Adjusted operating income is calculated as net income available to the Company's shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding substantially all of the effect of net investment related gains and losses, changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits, which items can be volatile and may not reflect the underlying performance of the Company's businesses. Additionally, adjusted operating income excludes, to the extent applicable, any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, the impact of certain tax-related items, and any other items that the Company believes are not indicative of the Company's ongoing operations. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company's management incentive programs.
2. **Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items**. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company's results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented may include the financial impact of the Company's assumption reviews on business subject to the Financial Accounting Standards Board's Accounting Standards Update No. 2018-12, "Targeted Improvements to the Accounting for Long-Duration Contracts" and related amendments, reflected in future policy benefits remeasurement gains or losses.
3. **Adjusted operating revenue**. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4. **Shareholders' equity position excluding the impact of accumulated other comprehensive income (loss) ("AOCI"), shareholders' average equity position excluding AOCI, and book value per share excluding the impact of AOCI**. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company's businesses on shareholders' equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses a non-GAAP financial measure called shareholders' average equity position excluding AOCI and notable items.
5. **Adjusted operating return on equity**. This measure is calculated as adjusted operating income divided by average shareholders' equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company's management incentive programs. The Company also discloses a non-GAAP financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders' equity excluding notable items and AOCI.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document.

Second Quarter Key Messages

Strong Operating Performance	▪ Q2 adjusted operating income of **$4.40**[1] per diluted share ▪ Strong earnings across most regions and business lines ▪ Favorable U.S. mortality experience ▪ Strong organic new business momentum
Balanced Capital Management	▪ Capital deployment of **$190 million** for the quarter into in-force and other transactions ▪ Total shareholder capital returns of **$104 million**; **$50 million** in share repurchases and **$54 million** in dividends ▪ Increased quarterly dividend **6.3%** to **$0.85** per share ▪ Excess capital of **$1.2 billion**; very attractive transaction pipelines
Favorable Investment Results	▪ New money rates of **6.09%** ▪ Minimal impairments ▪ Variable investment income (VII) continued to contribute, although at a lower level than in previous quarters

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Consolidated Results

Adjusted operating EPS[1]

- Continued earnings strength and momentum



$4.67
$4.40
2Q22
2Q23

Trailing 12 month adjusted operating ROE[1]

- **13.0%** ROE excluding notable items



7.2%
8.6%
10.9%
13.0%
2Q22
2Q22 ex Notable Items
2Q23
2Q23 ex Notable Items

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

Strong operating performance across products and geographies

Q2 Results by Segment

Pre-tax Adjusted Operating Income (Loss)[1]	2Q23	2Q22
U.S. and Latin America Traditional	$63	$71
U.S. and Latin America Asset-Intensive	$88	$68
U.S. and Latin America Capital Solutions	$21	$72
Canada Traditional	$32	$34
Canada Financial Solutions	$6	$7
EMEA Traditional	$4	$4
EMEA Financial Solutions	$66	$58
APAC Traditional	$89	$59
APAC Financial Solutions	$62	$40
Corporate and Other	$(55)	$3
Total	$376	$416

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

- **U.S. and Latin America:** Favorable Individual Mortality experience, the impact of which was moderated under LDTI; Favorable Group and Individual Health results; Partially offset by one-time items; Asset-Intensive results reflected improved investment spreads; Capital Solutions results were in line with expectations
- **Canada:** Traditional results reflected slightly favorable morality experience; Financial Solutions results reflected favorable longevity experience
- **EMEA:** Traditional results reflected moderately unfavorable mortality experience in the U.K.; Financial Solutions results reflected favorable longevity experience
- **APAC:** Traditional results reflected favorable claims experience; Financial Solutions results reflected favorable investment spreads and claims experience
- **Corporate:** Losses were unfavorable compared to the quarterly average run rate, primarily due to higher financing costs and the timing of some general expenses; Year-to-date results are in line with the expected run rate

Traditional Premium Growth

Good momentum



Traditional Premium Growth
6.8%
5.2%
3.3%
3.0%
6.1%
4.0%
6.7%
3.3%
5.8%
3.6%
2019
2020
2021
2022
2Q23 YTD
Traditional Reported
Traditional Constant Currency

Premiums[1]	2Q23 YTD	2Q22 YTD	% Change	Constant Currency % Change[2]
U.S. and Latin America Traditional	$3,365	$3,172	6.1%	5.9%
Canada Traditional	$602	$618	-2.6%	3.2%
EMEA Traditional	$867	$878	-1.3%	4.1%
APAC Traditional	$1,339	$1,290	3.8%	8.0%
Total Traditional	$6,173	$5,958	3.6%	5.8%
Global Financial Solutions	$549	$427	28.6%	34.4%
Total	$6,722	$6,385	5.3%	7.7%

[1] $ in millions.
[2] Excludes adverse net foreign currency effects of $157 million.

Non-Spread Investment Results

Investment yield[1]

- Lower reported yield as VII contributed less than in prior quarter, primarily in limited partnerships

New money rate[2,3]

- New money rate rose to 6.09% in Q2, reflecting higher available market yields, select opportunities in structured securities, and private assets

Investment Yield[1]



6.00%
5.00%
4.00%
3.00%
4.63%
4.40%
4.45%
4.71%
4.42%
3.96%
4.12%
4.14%
4.45%
4.43%
2Q22
3Q22
4Q22
1Q23
2Q23
Reported
Excluding VII

New Money Rate[2,3]



7.00%
6.00%
5.00%
4.00%
3.00%
5.06%
5.35%
5.44%
5.56%
6.09%
2Q22
3Q22
4Q22
1Q23
2Q23

[1] On an amortized cost basis, excluding spread business; average invested assets at amortized cost in Q2 equaled $36.1 billion.
[2] Excludes cash, cash equivalents, U.S. Treasury notes, and funding agreement-backed notes purchases.
[3] Correction to 4Q22 new money rate increased the rate 0.39% due to misclassification of referenced portfolios.

Investment Portfolio

- Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income assets
- Fixed maturity securities: over 94% investment grade rated; high yield is primarily BB rated
- Minimal impairments of $5 million during Q2
- Q2 purchases included attractive opportunities in private lending, high-quality public credits, and commercial mortgage loans

Asset Allocation[1]



$76.9B
69.0%
9.1%
7.6%
4.2%
3.7%
3.2%
1.6%
1.4%
0.2%
Investment Grade Bonds
Mortgage Loans
Funds Withheld at Interest
High Yield Bonds
Short-Term/Cash Equivalents
LPS/Real Estate JVs
Policy Loans
Other Invested Assets
Equity Securities

Fixed Maturity Securities Credit Rating[1,2]



$56.2B
63.1%
31.2%
5.0%
0.7%
AAA/AA/A
BBB
BB
<BB

Our investment strategy balances risk and return to build a portfolio to weather cycles

[1] As of June 30, 2023.
[2] Percentages based on fair market value. The rating agency designation includes all "+" or "-" at that rating level (e.g., "BBB" includes "BBB+", "BBB", and "BBB-").

Commercial Mortgage Loans (CML)

- Experienced team has managed through multiple real estate cycles; utilizes downcycle playbook, aligned incentives
- Disciplined portfolio underwriting and resulting metrics provide significant expected downside support
  - Loan-to-value (LTV) of less than 56%; significant borrower equity ahead of our investment, reviewed at least annually
  - Debt service coverage ratio (DSCR) average above 1.8x; predictable income stream to make debt service payments
  - Well-laddered maturity profile, coupled with amortization, reduces maturity default risk
    - 2% of CML portfolio matures in 2023
    - 6% in 2024
  - Average loan balance ~$10 million
  - Limited delinquency or non-performers
  - Office properties are primarily in suburban locations; office portfolio LTV 57%
  - No traditional malls in retail portfolio

Commercial Mortgage Investment by Property Type[1]


$7.1B
33.3%
23.7%
23.0%
12.6%
5.6%
1.8%
Retail
Office
Industrial
Multi-Family
Hotel
Other

Commercial Mortgage Investment by NAIC Rating[1]


$7.1B
60.9%
35.1%
2.2%
1.3%
0.1%
0.4%
CM1
CM2
CM3
CM4
CM6
CM7

High quality, well-diversified by geography and property type

[1] As of June 30, 2023.

CML Office Loan Exposure

- Office loan portfolio is primarily suburban focused
- Diversified geographically
  - Invested across 50+ Metropolitan Statistical Areas (MSAs)
- Manageable near-term office loan maturities
  - 2023: $95 million remaining
  - 2024: $147 million

Portfolio Metrics[1]

LTV	DSCR	Average Loan Size
57%	1.85x	~$11 million

~$1.0 billion in office loans maturing over the next 5 years[1]



Book Value ($ millions)
$95
$147
$173
$276
$211
2023
2024
2025
2026
2027

Book Value of Portfolio Maturing by Year

Portfolio of selective, first lien loans

Originated and managed by experienced RGA team

[1] As of June 30, 2023.

Capital and Liquidity

Capital

- Strong capital position
- Excess capital position of $1.2 billion

Leverage ratios

- Leverage ratios within our targeted ranges
- Slightly elevated following the March surplus notes issuance

Ample liquidity

- Strong level of liquidity
- Access to $850 million syndicated credit facility and other sources



$ in billions
LDTI
$11.4
$12.6
$12.3
$13.0
$13.7
2019
2020
2021
2022
2Q23 Proforma ²
RGA Inc.'s Equity ex-AOCI ¹
Debt
Hybrids



LDTI
16.3%
26.0%
19.5%
28.4%
16.6%
29.7%
15.7%
31.2%
14.8%
33.0%
2019
2020
2021
2022
2Q23 Proforma ²
Debt to Total Capital
Debt + Hybrids to Total Capital



$ in billions
$1.4
$3.4
$2.9
$2.9
$2.6
2019
2020
2021
2022
2Q23
Cash and Cash Equivalents

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix. Amounts prior to 2021 have not been updated to reflect the adoption of ASU 2018-12, *Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts.*
[2] Assumes $400 million of senior notes due September 2023 are retired as of June 30, 2023, for a net debt issuance of $0. Senior notes due September 2023 will be repaid upon maturity.

Balanced Capital Management

Efficient deployment

- Managing capital over the long-term
- Continued success in deploying capital into in-force and other transactions, adding long-term value to RGA

Balanced approach

- Priority to deploy capital into organic growth and in-force and other transactions
- Return to shareholders through dividends and share repurchases



$ in millions
$708
$465
$80
$163
$494
$159
$153
$182
$833
$543
$96
$194
$710
$430
$75
$205
$591
$384
$100
$107
2019
2020
2021
2022
2Q23 YTD



2019-2Q23 Excess Capital Deployed
26%
15%
59%

Shareholder Dividends   Share Buybacks   In-Force and Other Transactions

Effective and balanced capital management over time

Long-Term Business, Long-Term Success

- A global leader, differentiated market position
- Diversified platform, well-balanced risk profile
- Disciplined underwriter, proactive risk manager
- Long-term focused investment strategy balancing risks and returns
- Effective capital management
- Valuable franchise

Book Value per Share (ex-AOCI)[1] Total Return Growth[2]



15-Year 10.0% CAGR
10-Year 9.9% CAGR
5-Year 6.5% CAGR
10.5% CAGR[3]
$40.36
$64.95
$116.46
$146.22
$114.02
$138.99
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
1/1/2021
2021
2022
2Q23
As Reported
Revised for LDTI Accounting Standard

[1] Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value per share ex-AOCI plus dividends.
[3] Includes 2Q23 YTD.

Well-Positioned for the Future

- Strong Q2 performance, following a very strong Q1
- New business activity momentum across all geographies and business lines
- Well-positioned in all key markets
- Benefits of global scale and diversification proven through financial results
- Experienced team, deep bench, empowered local operations supported by global governance
- High quality and diversified investment portfolio, integrated with business strategy
- Balanced capital management; excess capital positioned to take advantage of many opportunities

Intermediate term financial targets:

8%-10% EPS[1] CAGR

11%-13% ROE[1]

[1] Targets based on expected adjusted operating income. Adjusted operating EPS range is a compound annual growth rate.

APPENDIX

Pre-Tax Income Reconciliation

	2Q23	2Q22
Pre-tax income[1]	$ 265	$ 147
Investment-related		
Change in allowance for credit losses and impairments	5	16
Net gains/losses on sale of fixed maturity securities	25	36
Change in market value of certain limited partnerships and other	(12)	33
Derivative-related		
Embedded derivatives[2]	22	28
Change in market value of derivative instruments	59	134
Market risk benefits (net of hedging)[3]	11	32
Tax-related items and other	1	(10)
Pre-tax adjusted operating income	$ 376	$ 416

[1] $ in millions.
[2] Embedded derivatives related to funds withheld or modified coinsurance transactions and equity-indexed annuities
[3] Market risk benefits include GMXBs, which are policy riders that provide a specified guaranteed minimum benefit

- Net losses on sale of fixed maturity securities primarily associated with portfolio repositioning
- Change in income from embedded derivatives was primarily due to changes in credit spreads and interest rates
- Change in value of derivative instruments, comprised primarily of non-qualifying hedges and credit derivatives, was due to volatility in foreign exchange rates, interest rates and equity markets

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	**2Q23**	**2Q22**
U.S. & Latin America Traditional		
GAAP pre-tax income	$ 62	$ 90
Change in MV of embedded derivatives	1	(19)
Pre-tax adjusted operating income	$ 63	$ 71
U.S. & Latin America Asset-Intensive		
GAAP pre-tax income	$ 47	$ (29)
Capital (gains) losses, derivatives and other, net	19	49
Change in MV of embedded derivatives	22	48
Pre-tax adjusted operating income	$ 88	$ 68
U.S. & Latin America Capital Solutions		
GAAP pre-tax income	$ 21	$ 72
Pre-tax adjusted operating income	$ 21	$ 72
Canada Traditional		
GAAP pre-tax income	$ 35	$ 27
Capital (gains) losses, derivatives and other, net	$ (3)	$ 7
Pre-tax adjusted operating income	$ 32	$ 34
Canada Financial Solutions		
GAAP pre-tax income	$ 6	$ 7
Pre-tax adjusted operating income	$ 6	$ 7
EMEA Traditional		
GAAP pre-tax income	$ 4	$ 4
Pre-tax adjusted operating income	$ 4	$ 4
EMEA Financial Solutions		
GAAP pre-tax income	$ 52	$ 25
Capital (gains) losses, derivatives and other, net	14	33
Pre-tax adjusted operating income	$ 66	$ 58

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	**2Q23**	**2Q22**
Asia Pacific Traditional		
GAAP pre-tax income	$ 89	$ 59
Pre-tax adjusted operating income	$ 89	$ 59
Asia Pacific Financial Solutions		
GAAP pre-tax income (loss)	$ 20	$ (54)
Capital (gains) losses, derivatives and other, net	42	94
Pre-tax adjusted operating income	$ 62	$ 40
Corporate and Other		
GAAP pre-tax income (loss)	$ (71)	$ (54)
Capital (gains) losses, derivatives and other, net	16	57
Pre-tax adjusted operating loss	$ (55)	$ 3
RGA Consolidated		
GAAP pre-tax income	$ 265	$ 147
Capital (gains) losses, derivatives and other, net	88	240
Change in MV of embedded derivatives	23	29
Pre-tax adjusted operating income	$ 376	$ 416
GAAP net income available to RGA shareholders	$ 205	$ 105
Capital (gains) losses, derivatives and other, net	95	149
Change in MV of embedded derivatives	(3)	62
Adjusted operating income	$ 297	$ 316

Reconciliation of earnings-per-share available to RGA shareholders to adjusted operating earnings-per-share		
Diluted share basis	**2Q23**	**2Q22**
Earnings-per-share	$ 3.05	$ 1.55
Capital (gains) losses, derivatives and other, net	1.40	2.21
Change in MV of embedded derivatives	(0.05)	0.91
Adjusted operating earnings-per-share	$ 4.40	$ 4.67

Reconciliations of Non-GAAP Measures

Reconciliation of RGA, Inc. shareholders' equity to RGA, Inc. shareholders' equity excluding AOCI

In millions	2Q23	2022	2021	2020	2019
RGA, Inc. shareholders' equity	$ 7,805.0	$ 7,081.0	$ 8,181.0	$ 14,352.0	$ 11,601.7
Less effect of AOCI:					
Accumulated currency translation adjustment	26.0	(116.0)	(13.0)	(69.0)	(91.6)
Unrealized (depreciation) appreciation of securities	(4,879.0)	(5,496.0)	3,779.0	5,500.0	3,298.5
Effect of updating discount rates on future policy benefits	3,460.0	3,755.0	(4,209.0)		
Change in instrument-specific credit risk for market risk benefits	13.0	13.0	(7.0)		
Pension and postretirement benefits	(18.0)	(27.0)	(50.0)	(72.0)	(69.8)
RGA, Inc. shareholders' equity excluding AOCI	$ 9,203.0	$ 8,952.0	$ 8,681.0	$ 8,993.0	$ 8,464.6

Reconciliation of RGA, Inc. shareholders' average equity to RGA, Inc. shareholders' average equity excluding AOCI and notable items

In millions	2Q23	2022	2021	2020	2019
RGA, Inc. shareholders' average equity	$ 7,331	$ 7,470	$ 7,764	$ 12,204	$ 10,391
Less effect of AOCI:					
Accumulated currency translation adjustment	(66)	(53)	32	(153)	(137)
Unrealized (depreciation) appreciation of securities	(4,821)	(2,213)	4,696	3,771	2,481
Effect of updating discount rates on future policy benefits	3,272	972	(5,292)		
Change in instrument-specific credit risk for market risk benefits	10	1	(27)		
Pension and postretirement benefits	(34)	(46)	67	(75)	(56)
RGA, Inc. shareholders' average equity excluding AOCI	8,970	8,809	8,288	8,661	8,103
Year-to-date notable items, net of tax	79	107	56	-	-
RGA, Inc. shareholders' average equity excluding AOCI and notable items	$ 9,049	$ 8,916	$ 8,344	$ 8,661	$ 8,103

Reconciliation of trailing twelve months of consolidated net income available to RGA shareholders to adjusted operating income and related return on equity (ROE), excluding notable items

	2Q23		2Q22	
Trailing twelve months	Income	ROE	Income	ROE
Net income available to RGA shareholders	$ 672	9.2%	$ 989	8.2%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	302		(58)	
Adjusted operating income	$ 974	10.9%	$ 931	7.2%
Notable items after tax	201		124	
Adjusted operating income excluding notable items	$ 1,175	13.0%	$ 1,055	8.6%

Reconciliation of book value per share to book value per share excluding AOCI

	2Q23	2022	2021	1/1/2021
Book value per share*	$ 117.87	$ 106.19	$ 121.79	$ 100.64
Less effect of AOCI:				
Accumulated currency translation adjustment	0.38	(1.73)	(0.20)	(1.02)
Unrealized (depreciation) appreciation of securities	(73.69)	(82.44)	56.27	82.59
Effect of updating discount rates on future policy benefits	52.26	56.32	(62.67)	(94.42)
Change in instrument-specific credit risk for market risk benefits	0.20	0.19	(0.10)	0.53
Pension and postretirement benefits	(0.27)	(0.41)	(0.74)	(1.06)
Book value per share excluding AOCI*	$ 138.99	$ 134.26	$ 129.23	$ 114.02

*Reflects adoption of LDTI Accounting Standard

	2022	2021	2020	2019	2018	2017	2016	2015
Book value per share	$ 62.16	$ 193.75	$ 211.19	$ 185.17	$ 134.53	$ 148.48	$ 110.31	$ 94.09
Less: Effect of unrealized appreciation (depreciation) of securities	(81.10)	55.09	80.94	52.65	13.63	34.14	21.07	14.35
Less: Effect of accumulated currency translation adjustments	(2.56)	(0.13)	(1.02)	(1.46)	(2.69)	(1.34)	(2.68)	(2.78)
Less: Effect of unrecognized pension and post retirement benefits	(0.40)	(0.74)	(1.06)	(1.12)	(0.80)	(0.78)	(0.67)	(0.71)
Book value per share excluding AOCI	$ 146.22	$ 139.53	$ 132.33	$ 135.10	$ 124.39	$ 116.46	$ 92.59	$ 83.23

	2014	2013	2012	2011	2010	2009	2008	2007
Book value per share	$ 102.13	$ 83.87	$ 93.47	$ 79.31	$ 64.96	$ 49.87	$ 33.54	$ 48.70
Less: Effect of unrealized appreciation (depreciation) of securities	23.63	11.59	25.40	19.35	8.88	1.43	(7.62)	5.05
Less: Effect of accumulated currency translation adjustments	1.19	2.93	3.62	3.13	3.48	2.80	0.35	3.43
Less: Effect of unrecognized pension and post retirement benefits	(0.72)	(0.31)	(0.50)	(0.42)	(0.20)	(0.22)	(0.20)	(0.14)
Book value per share excluding AOCI	$ 78.03	$ 69.66	$ 64.95	$ 57.25	$ 52.80	$ 45.86	$ 41.01	$ 40.36

RGA

50 YEARS

Making financial protection accessible to all